SUPPLEMENT TO
CALVERT VP NATURAL RESOURCES PORTFOLIO
Calvert Variable Products Portfolios Prospectus (Calvert VP Index Portfolios)
dated May 1, 2016
Calvert VP Natural Resources Portfolio Summary Prospectus
dated May 1, 2016
Date of Supplement: June 9, 2016
The Board of Directors of Calvert Variable Products, Inc. (the “Board”) has approved a resolution to reorganize the Calvert VP Natural Resources Portfolio into the Calvert VP Russell 2000 Small Cap Index Portfolio (the “Reorganization”).
Each Portfolio is a series of Calvert Variable Products, Inc.
The Board has recommended approval of the Reorganization by shareholders of Calvert VP Natural Resources Portfolio. In July 2016, a Prospectus/Proxy Statement will be mailed to Calvert VP Natural Resources Portfolio shareholders as of the record date specified therein. The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions. If the Reorganization is approved by the shareholders of Calvert VP Natural Resources Portfolio it will be merged into the Calvert VP Russell 2000 Small Cap Index Portfolio on or about September 23, 2016. If you continue to hold Calvert VP Natural Resources Portfolio shares at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert VP Russell 2000 Small Cap Index Portfolio, and thereafter the value of those shares will depend on the performance of the Calvert VP Russell 2000 Small Cap Index Portfolio rather than the Calvert VP Natural Resources Portfolio. The number of Calvert VP Russell 2000 Small Cap Index Portfolio shares you receive will depend on the value of your Calvert VP Natural Resources Portfolio shares at the time the Reorganization takes place.

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